                                                                   EXHIBIT 10.31






                                   $40,000,000


                                CREDIT AGREEMENT


                                   dated as of


                                January 21, 1997


                                      among


                          GT Interactive Software Corp.


                            The Banks Listed Herein,


                 The Letter of Credit Issuing Bank Named Herein


                                       and


                       Republic National Bank of New York
                                    as Agent




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                                                 TABLE OF CONTENTS


                                                                                                               PAGE
ARTICLE 1  DEFINITION.............................................................................................1
         SECTION 1.01.  Definitions...............................................................................1
         SECTION 1.02. Accounting Terms and Determinations.......................................................10

ARTICLE 2  The Credits...........................................................................................10
         SECTION 2.01.  Commitments to Lend......................................................................10
         SECTION 2.02.  Method of Borrowing......................................................................11
         SECTION 2.03.  Notes....................................................................................12
         SECTION 2.04.  Maturity of Loans........................................................................12
         SECTION 2.05.  Interest Rates...........................................................................12
         SECTION 2.06.  Fees.....................................................................................13
         SECTION 2.07.  Optional Termination or Reduction of
                        Commitments; Optional Prepayment.........................................................14
         SECTION 2.08.  Method of Electing Interest Rates........................................................14
         SECTION 2.09.  Mandatory Termination of Commitments.....................................................15
         SECTION 2.10.  General Provisions as to Payments........................................................15
         SECTION 2.11.  Funding Losses...........................................................................16
         SECTION 2.12.  Computation of Interest and Fees.........................................................16
         SECTION 2.13.  Letters of Credit........................................................................16

ARTICLE 3  CONDITION    .........................................................................................19
         SECTION 3.01.  Closing..................................................................................19
         SECTION 3.02.  Borrowings and Issuances of Letters of
                        Credit...................................................................................19

ARTICLE 4  REPRESENTATIONS AND WARRANTIES........................................................................20
         SECTION 4.01.  Corporate Existence and Power............................................................20
         SECTION 4.02.  Corporate and Governmental Authorization;
                        No Contravention.........................................................................20
         SECTION 4.03.  Binding Effect...........................................................................20
         SECTION 4.04.  Financial Information....................................................................20
         SECTION 4.05.  Litigation...............................................................................21
         SECTION 4.06.  Compliance with ERISA....................................................................21
         SECTION 4.07.  Environmental Matters....................................................................21
         SECTION 4.08.  Taxes....................................................................................22
         SECTION 4.09.  Intellectual Property....................................................................22
         SECTION 4.10.  Capitalization...........................................................................22
         SECTION 4.11.  Debt and Liens...........................................................................22
         SECTION 4.12.  Subsidiaries.............................................................................23
         SECTION 4.13.  Regulatory Restrictions on Borrowing.....................................................23
         SECTION 4.14.  Full Disclosure..........................................................................23

ARTICLE 5  COVENANTS.............................................................................................24
         SECTION 5.01.  Information..............................................................................24
         SECTION 5.02.  Payment of Obligations...................................................................25
         SECTION 5.03.  Maintenance of Property; Insurance.......................................................26
         SECTION 5.04.  Conduct of Business and Maintenance of
                        Existence................................................................................26
         SECTION 5.05.  Compliance with Laws.....................................................................26
         SECTION 5.06.  Inspection of Property, Books and Records................................................26

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

         SECTION 5.07.  Merger and Sales of Assets...............................................................27
         SECTION 5.08.  Use of Proceeds..........................................................................27
         SECTION 5.09.  Negative Pledge..........................................................................27
         SECTION 5.10.  Limitation on Debt.......................................................................28
         SECTION 5.11.  Minimum Tangible Net Worth...............................................................28
         SECTION 5.12.  Debt: Tangible Net Worth.................................................................28
         SECTION 5.13.  Investments..............................................................................29
         SECTION 5.14.  Working Capital..........................................................................29
         SECTION 5.15.  Current Ratio............................................................................29
         SECTION 5.16.  Restricted Payments......................................................................29
         SECTION 5.17.  Minimum Net Income.......................................................................29
         SECTION 5.18.  Sale-Leaseback Transactions..............................................................29
         SECTION 5.19.  Transactions with Affiliates.............................................................29
         SECTION 5.20.  Lines of Business........................................................................30

ARTICLE 6  DEFAULTS..............................................................................................30
         SECTION 6.01.  Events of Default........................................................................30
         SECTION 6.02.  Notice of Default........................................................................31
         SECTION 6.03.  Cash Cover...............................................................................31

ARTICLE 7  THE AGENT.............................................................................................32
         SECTION 7.01.  Appointment and Authorization............................................................32
         SECTION 7.02.  Agent and Affiliates.....................................................................32
         SECTION 7.03.  Action by Agent..........................................................................32
         SECTION 7.04.  Consultation with Experts................................................................32
         SECTION 7.05.  Liability of Agent.......................................................................32
         SECTION 7.06.  Indemnification..........................................................................32
         SECTION 7.07.  Credit Decision..........................................................................33
         SECTION 7.08.  Successor Agent..........................................................................33
         SECTION 7.09.  Agent's Fee..............................................................................33

ARTICLE 8  CHANGES IN CIRCUMSTANCE...............................................................................33
         SECTION 8.01.  Basis for Determining Interest Rate
                                    Inadequate or Unfair.........................................................33
         SECTION 8.02.  Illegality...............................................................................34
         SECTION 8.03.  Increased Cost and Reduced Return........................................................34
         SECTION 8.04.  Taxes....................................................................................35
         SECTION 8.05.  Base Rate Loans Substituted for
                                    Affected EuroDollar Loans....................................................36

ARTICLE 9  MISCELLANEOUS.........................................................................................37
         SECTION 9.01.  Notices..................................................................................37
         SECTION 9.02.  No Waivers...............................................................................37
         SECTION 9.03.  Expenses; Indemnification................................................................37
         SECTION 9.04.  Sharing of Set-offs......................................................................38
         SECTION 9.05.  Amendments and Waivers...................................................................38
         SECTION 9.06.  Successors and Assigns...................................................................38
         SECTION 9.07.  Collateral...............................................................................40
         SECTION 9.08.  Continuing Obligation....................................................................40
         SECTION 9.09.  Governing Law; Submission to Jurisdiction................................................40
         SECTION 9.10.  Counterparts; Integration; Effectiveness.................................................40
         SECTION 9.11.  WAIVER OF JURY TRIAL.....................................................................40
         SECTION 9.12.  Confidentiality..........................................................................41

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     AGREEMENT dated as of January 21, 1997 among GT INTERACTIVE SOFTWARE CORP., the BANKS listed on the signature pages hereof, the LETTER OF CREDIT ISSUING
BANK named herein and REPUBLIC NATIONAL BANK OF NEW YORK, as Agent.

     The parties hereto agree as follows:

                                   ARTICLE 1.
                                   DEFINITION

     SECTION 1.1. Definitions. The following terms, as used herein, have the following meanings:

     "ADJUSTED LONDON INTERBANK OFFERED RATE" has the meaning set forth in
Section 2.05(b).

     "AFFILIATE" means (i) any Person that directly, or indirectly through one or more intermediaries, controls the Borrower (a "CONTROLLING PERSON") or (ii) any Person (other than the Borrower or a Subsidiary) which is controlled by or is under common control with a Controlling Person. As used herein, the term
"control" means possession, directly or indirectly, of the power to vote 25% or more of any class of voting securities of a Person or to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "AGENT" means RNB, in its capacity as agent for the Banks hereunder, and its successors in such capacity.

     "APPLICABLE LENDING OFFICE" means, with respect to any Bank, (i) in the case of its Base Rate Loans, its Domestic Lending Office and (ii) in the case of its EuroDollar Loans, its EuroDollar Lending Office.

     "ASSET SALE" means any sale or other disposition (excluding any lease or license and any such transaction effected by way of merger or consolidation) by the Borrower or any of its Subsidiaries of any asset, but excluding (i) dispositions of inventory, cash, cash equivalents and other cash management investments and obsolete, unused or unnecessary equipment and undeveloped real estate, in each case in the ordinary course of business and (ii) dispositions to the Borrower or a Subsidiary of the Borrower.

     "ASSIGNEE" has the meaning set forth in Section 9.06(c).

     "BANK" means each bank listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 9.06(c), and their respective successors and shall include, as the context may require, any Issuing Bank in such capacity.

     "BASE RATE" means, for any day, a rate per annum equal to the Reference
Rate for such day.



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     "BASE RATE LOAN" means (i) a Loan which bears interest at the Base Rate pursuant to the applicable Notice of Borrowing or Notice of Interest Rate
Election or the provisions of Article 8 or (ii) an overdue amount which was a
Base Rate Loan immediately before it became overdue.

     "BENEFIT ARRANGEMENT" means at any time an employee benefit plan within the meaning of Section (3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA
Group.

     "BORROWER" means GT Interactive Software Corp., a Delaware corporation, and its successors.

     "BORROWING" means a borrowing hereunder consisting of Loans made to the Borrower on the same day pursuant to Article 2, all of which Loans are of the same type (subject to Article 8) and, except in the case of Base Rate Loans, have the same initial Interest Period. A Borrowing is a "BASE RATE BORROWING" if such Loans are Base Rate Loans or a "EURODOLLAR BORROWING" if such Loans are EuroDollar Loans.

     "CAYRE FAMILY" shall have the meaning set forth in Section 6.01(j) hereof.

     "CLOSING DATE" means the date on or after the Effective Date on which the Agent shall have received the documents specified in or pursuant to Section
3.01.

     "COMMITMENT" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Section 2.07.

     "CONSOLIDATED CAPITAL EXPENDITURES" means, for any period, the additions to property, plant and equipment and other capital expenditures of the Borrower and its Consolidated Subsidiaries for such period, as the same are or would be set forth in a consolidated statement of cash flows of the Borrower and its Consolidated Subsidiaries for such period.

     "CONSOLIDATED DEBT" means at any date the Debt of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

     "CONSOLIDATED NET INCOME" means, for any fiscal period, the net income of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis for such period, exclusive of the effect of any extraordinary or other nonrecurring gain or loss.

     "CONSOLIDATED CURRENT ASSETS" means all cash, short term investments, customers' accounts receivable, inventory and deposits, of the Borrower and its Consolidated Subsidiaries.


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     "CONSOLIDATED CURRENT LIABILITIES" means those amounts due or to become due for payment within twelve (12) months subsequent to the relevant statement date, including all outstanding Loans (regardless of when due), Standby Letter of
Credit Liabilities and Documentary Letter of Credit Liabilities of the type described in clause (x) of the definition of Letter of Credit Liabilities, but excluding Documentary Letter of Credit Liabilities of the type described in clause (y) of the definition of Letter of Credit Liabilities, by the Borrower or
its Consolidated Subsidiaries (excluding intercompany amounts due to the
Borrower).

     "CONSOLIDATED TANGIBLE NET WORTH" means at any date (1) the aggregate amount at which all assets of Borrower and its Consolidated Subsidiaries would be shown on a balance sheet at such date after deducting capitalized research and development costs, capitalized interest, goodwill, patents, trademarks, copyrights, franchises, licenses and such other assets as are properly classified as "intangible assets", less (2) the aggregate principal amount of all indebtedness, liabilities (including tax and other proper accruals and all Loans and Standby Letter of Credit Liabilities, but excluding Documentary Letter of Credit Liabilities), deferred tax assets and reserves of Borrower and its Consolidated Subsidiaries but only to the extent not deducted in clause (1).

     "CONSOLIDATED SUBSIDIARY" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Borrower in its consolidated financial statements if such statements were prepared as of such date.

     "CONSOLIDATED TOTAL LIABILITIES" means at any date all liabilities of the Borrower and its Consolidated Subsidiaries (including all Loans and Letter of
Credit Liabilities (other than in the case of Documentary Letters of Credit only, liabilities described in clause (y) of the definition of Letter of Credit
Liabilities)) which would properly appear on the liability side of a balance sheet, other than capital stock, capital surplus, retained earnings, minority interest, deferred credits, and contingency reserves.

     "CONSOLIDATED WORKING CAPITAL" means at any date the excess of Consolidated
Current Assets over Consolidated Current Liabilities.

     "DEBT" of any Person means at any date, without duplication, (i) the principal portion of all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable and accrued expenses arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles (the


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amount of such Debt being the capitalized amount thereof on the Borrower's financial statements), (v) all non-contingent obligations (and, for purposes of
Section 5.09 and the definition of Material Debt, all contingent obligations) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vi) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person (the amount of such Debt being limited to the fair market value of such asset if such Person's liability with regard to such Debt is limited solely to such asset) and (vii) all Debt of others Guaranteed by such Person, it being understood that Debt shall not include amounts of outstanding Documentary
Letters of Credit but shall include amounts of outstanding Standby Letters of Credit.

     "DEFAULT" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "DOCUMENTARY LETTER OF CREDIT" means a letter of credit which is used as the payment mechanism for the acquisition of goods, rights or other assets.

     "DOCUMENTARY LETTER OF CREDIT LIABILITIES" means any liabilities ensuing from Documentary Letters of Credit.

     "DOMESTIC BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

     "DOMESTIC LENDING OFFICE" means, as to each Bank, its office located at its address set forth below its name on the signature page thereof as its Domestic
Lending Office or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Agent.

     "DOMESTIC SUBSIDIARY" means any Subsidiary of the Borrower organized in a jurisdiction within the United States.

     "EFFECTIVE DATE" means the date this Agreement becomes effective in accordance with Section 9.10.

     "ENVIRONMENTAL LAWS" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or

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handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

     "EQUITY RIGHTS" means with respect to any Person, any outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders' or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class of, or partnership or other ownership interests of any type in, such Person.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

     "ERISA GROUP" means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Internal
Revenue Code.

     "EURODOLLAR BUSINESS DAY" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

     "EURODOLLAR LENDING OFFICE" means, as to each Bank, its office, branch or affiliate located at its address set forth below its name on the signature page thereof as its EuroDollar Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its EuroDollar Lending
Office by notice to the Borrower and the Agent.

     "EURODOLLAR LOAN" means (i) a Loan which bears interest at a EuroDollar
Rate pursuant to the applicable Notice of Borrowing or Notice of Interest Rate
Election or (ii) an overdue amount which was a EuroDollar Loan immediately before it became overdue.

     "EURODOLLAR MARGIN" means 1 1/4%.

     "EURODOLLAR RATE" means a rate of interest determined pursuant to Section
2.05(b) on the basis of an Adjusted London Interbank Offered Rate.

     "EURODOLLAR RESERVE PERCENTAGE" has the meaning set forth in Section
2.05(b).

     "EVENT OF DEFAULT" has the meaning set forth in Section 6.01.

     "EXISTING APPLICATION FOR COMMERCIAL CREDIT" means the Application for
Commercial Credit dated December 24, 1996 between the Borrower and the Issuing
Bank.


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         "EXISTING LETTER OF CREDIT" means the letter of credit in the face amount of $1,666,666.66 issued before the Closing Date under the existing
Application for Commercial Credit.

         "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic
Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Agent on such day on such transactions as reasonably determined by the Agent to be relevant.

         "FINANCING DOCUMENTS" means this Agreement and the Notes.

         "FOREIGN SUBSIDIARY" means any Subsidiary of the Borrower that is not a Domestic Subsidiary.

         "GROUP OF LOANS" means at any time a group of Loans consisting of (i) all Loans which are Base Rate Loans at such time or (ii) all EuroDollar Loans having the same Interest Period at such time, provided that, if a Loan of any particular Bank is converted to or made as a Base Rate Loan pursuant to Article
8, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

         "GUARANTEE" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation for the payment of money of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation for the payment of money (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the holder of such Debt or other obligation of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.



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     "HAZARDOUS SUBSTANCES" means any toxic, radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

     "INDEMNITEE" has the meaning set forth in Section 9.03(b).

     "INTEREST PERIOD" means with respect to each EuroDollar Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in the applicable Notice of Interest Rate
Election and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable notice; provided that:

          (i) any Interest Period which would otherwise end on a day which is not a EuroDollar Business Day shall be extended to the next succeeding
     EuroDollar Business Day unless such EuroDollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding EuroDollar Business Day;

          (ii) any Interest Period which begins on the last EuroDollar Business
     Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (iii) below, end on the last EuroDollar Business
     Day of a calendar month; and

          (iii) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

     "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended, or any successor statute.

     "INVESTMENT" means any investment in any Person, whether by means of share purchase, capital contribution, loan, Guarantee, time deposit or otherwise (but not including any demand deposit).

     "ISSUING BANK" means RNB as issuer of a Letter of Credit hereunder.

     "JOINT VENTURE" means at any time (i) any corporation of which not less than 10% nor more than 50% of each class of capital stock having ordinary voting power to elect the board of directors of such corporation or other persons performing similar functions are at the time directly or indirectly owned by the Borrower and (ii) any partnership, association or joint venture not less than 10% nor more than 50% of the equity interests of which are at the time directly or indirectly owned by the Borrower, but excluding in any event any Subsidiary of the Borrower.


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



     "LETTER OF CREDIT" means a letter of credit to be issued under Section
2.13(b) by the Issuing Bank.

     "LETTER OF CREDIT LIABILITIES" means, for any Bank and at any time, the sum of (x) the amounts then owing to such Bank (including in the case of RNB in its capacity as an Issuing Bank) by the Borrower to reimburse it in respect of amounts drawn under Letters of Credit and (y) such Bank's ratable participation in the aggregate amount then available for drawing under all outstanding Letters of Credit.

     "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "LOAN" means a Base Rate Loan or a EuroDollar Loan and "Loans" means Base
Rate Loans or EuroDollar Loans or any combination of the foregoing..

     "LONDON INTERBANK OFFERED RATE" has the meaning set forth in Section
2.05(b).

     "MATERIAL DEBT" means Debt (other than the Notes) of the Borrower and/or one or more of its Subsidiaries (other than intercompany indebtedness), arising
(a) in a single transaction, in a principal or face amount exceeding $1,000,000, or (b) in more than one related or unrelated transactions in an aggregate principal or face amount exceeding $2,000,000.

     "MATERIAL PLAN" means at any time a Plan or Plans having aggregate Unfunded
Liabilities in excess of $1,000,000.

     "MATERIAL SUBSIDIARY" means a subsidiary, including its subsidiaries, (i) the investments in and advances to which by the Borrower and its other subsidiaries exceed 10% of the total consolidated assets of the Borrower and its consolidated subsidiaries as of the end of the most recently completed fiscal quarter, or (ii) the proportionate share of the Borrower or its other subsidiaries in the total assets of which exceeds 10% of the total assets (after intercompany eliminations) of the Borrower and its other subsidiaries consolidated as of the end of the most recently completed fiscal quarter, or
(iii) of which the Borrower's or its other subsidiaries' equity in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principles of the subsidiary exceeds
10% of such income of the Borrower and its

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



subsidiaries consolidated for the most recently completed fiscal quarter.

     "MONTHLY DATES" means the last day of each calendar month.

     "MULTIEMPLOYER PLAN" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

     "NBD" means NBD Bank, a Michigan banking corporation and its successors.

     "NOTES" means promissory notes of the Borrower, substantially in the respective forms of Exhibits A-1 and A-2 hereto, evidencing the obligation of the Borrower to repay the Loans, and "Note" means any one of such promissory notes issued hereunder.

     "NOTICE OF BORROWING" has the meaning set forth in Section 2.02.

     "NOTICE OF ISSUANCE" has the meaning set forth in Section 2. 13(b).

     "NOTICE OF INTEREST RATE ELECTION" has the meaning set forth in Section
2.08.

     "PARENT" means, with respect to any Bank, any Person controlling such Bank.

     "PARTICIPANT" has the meaning set forth in Section 9.06(b).

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

     "PERMITTED ACQUISITION" means the acquisition by the Borrower or any Subsidiary of any Person or of any division or line of business of any Person or of any minority or majority equity interest therein, either by merger, consolidation, purchase of stock or other equity interest, or purchase of all or a substantial part of the assets of such business or purchase of less than all of the equity of any Person; provided that, unless waived by the Agent and each of the Banks, in the exercise of their respective sole discretions, each of the following conditions shall have been satisfied:

     (a) such acquisition shall be of a business which is a developer, publisher, merchandiser or distributor of consumer software or a business related thereto or is a start-up company intending to engage in any such business (including in each case,



                                       -9-


without limitation, Internet and similar on-line or electronic related businesses); and

     (b) such transaction shall not be a "hostile" acquisition or other "hostile" transaction (i.e., such transaction shall not be opposed by the Board of Directors of the business), provided that in the event the Borrower proposes to initiate such transaction as a hostile transaction with the intent to attempt to subsequently obtain the approval of the Board of Directors of such business, the Borrower may notify the Agent and each Bank in writing in advance of the initiation of such proposed transaction together with any information concerning such transaction as the Agent and Bank may reasonably request, and, provided that each Bank shall have approved such transaction in writing prior to the initiation of such transaction, with the approval of each Bank being based solely on a conflict of any kind of such Bank concerning such proposed acquisition and with such approval not to be unreasonably withheld, the Borrower may proceed with such transaction so long as the transaction ultimately is approved by the Board of Directors of such business (and a majority of which were members of such Board of Directors at the time such transaction was initiated) and is otherwise in accordance with the terms of this Agreement.

     "PERSON" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof

     "PLAN" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group, and as to which Borrower may have contingent liability exceeding $1,000,000.

     "REFERENCE RATE" means the rate of interest established by RNB from time to time at its principal domestic office as its reference lending rate for domestic commercial loans.

     "REFERENCE BANK" means the principal London offices of RNB.

     "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "REIMBURSEMENT OBLIGATIONS" means at any date the obligations of the Borrower then outstanding under Section 2.13 to reimburse any Bank for the amount paid by such Bank in respect of a drawing under a Letter of Credit.

     "REQUIRED BANKS" means at any time Banks having at least 75% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least 75% of the sum of the aggregate unpaid principal amount of the Loans and Letter of Credit Liabilities.

     "RESTRICTED PAYMENT" means (i) any dividend or other distribution on any shares of the Borrower's capital stock (except dividends payable solely in shares of its capital stock) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Borrower's capital stock or (b) any option, warrant or other right to acquire shares of the Borrower's capital stock (but not including payments of principal, premium (if any) or interest made pursuant to the terms of convertible debt securities prior to conversion), in each case excluding repurchases under employee stock option plans and warrant agreements, other than with the Cayre Family, to which the Borrower is a party in an aggregate amount not exceeding $1,000,000; and excluding the acquisition by the Borrower of shares of its Common Stock in open market or privately negotiated transactions pursuant to a stock repurchase program approved by its Board of Directors, provided that (i) the aggregate amount expended therefor does not exceed $20,000,000, and (ii) such shares are not acquired in privately negotiated transactions from any members of the Cayre Family.

     "REVOLVING CREDIT PERIOD" means the period from and including the Closing Date to but not including the Termination Date.

     "RNB" means Republic National Bank of New York, a bank organized and existing under the laws of the United States and it successors.

     "SALE-LEASEBACK TRANSACTION" means any arrangement with any Person providing for the leasing by the Borrower or any Subsidiary of any property that, or of any property similar to and used for substantially the same purposes as any other property that, has been or is to be sold, assigned, transferred or otherwise disposed of by the Borrower or any of its Subsidiaries to such Person with the intention of entering into such a lease.

     "STANDBY LETTER OF CREDIT" means any Letter of Credit which is not a Documentary Letter of Credit.

     "STANDBY LETTER OF CREDIT LIABILITIES" means any liabilities ensuing from Standby Letters of Credit.

     "SUBSIDIARY" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person; unless otherwise specified, "SUBSIDIARY" means a Subsidiary of the Borrower.

     "TEMPORARY CASH INVESTMENT" means any Investment in (a) (i) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, (ii) commercial paper rated at least A-1 by Standard & Poor's Ratings Services and PI by Moody's Investors Service, Inc., (iii) time deposits with, including certificates of deposit issued by, any office located in the United States of any bank or trust company which is organized under the laws of the United States or any state thereof and has capital, surplus and undivided profits aggregating at least $1,000,000,000 or (iv) repurchase agreements with respect to securities described in clause (i) above entered into with an office of a bank or trust company meeting the criteria specified in clause (iii) above, provided in each case that such Investment matures within one year from the date of acquisition thereof by the Borrower or a Subsidiary, (b) any money market mutual fund, provided its investment policies require substantially all of its assets to be limited to Temporary Cash Investments described in clause (a) above, or (c) such obligations or instruments as are permitted under the Company's "Investment Policy Guidelines", attached hereto as Exhibit C.

     "TERMINATION DATE" means December 31, 1998, or, if such day is not a
EuroDollar Business Day, the next succeeding EuroDollar Business Day unless such EuroDollar Business Day falls in another calendar month, in which case the Termination Date shall be the next preceding EuroDollar Business Day.

     "UNFUNDED LIABILITIES" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

     "UNITED STATES" means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

     SECTION 1.2. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks; provided that, if the Borrower notifies the Agent that the Borrower wishes to amend any covenant in Article 5 to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Agent notifies the Borrower that the Required Banks wish to amend Article 5 for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Banks.

                                    ARTICLE 2
                                   The Credits

     SECTION 2.1. Commitments to Lend. During the Revolving Credit Period, each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower from time to time in amounts such that the aggregate principal amount of Loans by such Bank at any one time outstanding plus its Letter of Credit Liabilities shall not exceed the amount of its Commitment. Each Borrowing under this Section shall be in an aggregate principal amount of $1,000,000 or any larger multiple of $100,000 (except that any such Borrowing may be in the aggregate amount of the unused Commitments) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, prepay Loans to the extent permitted by Section 2.07 and reborrow at any time during the Revolving Credit Period under this Section.

     SECTION 2.2. Method of Borrowing. (a) The Borrower shall give the Agent notice (a "NOTICE OF BORROWING") not later than 11:00 A.M. (New York City time) on (x) the date of each Base Rate Borrowing and (y) the third EuroDollar Business Day before each EuroDollar Borrowing, specifying:

          (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a EuroDollar Business Day in the case of a EuroDollar Borrowing;

          (ii) the aggregate amount of such Borrowing;

          (iii) whether the Loans comprising such Borrowing are to bear interest initially at the Base Rate or the EuroDollar Rate; and

          (iv) in the case of a EuroDollar Borrowing, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

     (b) Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

     (c) Not later than 12:30 P.M. (New York City time) on the date of each Borrowing, each Bank shall make available its ratable share of such Borrowing, in Federal or other funds immediately available in New York City, to the Agent at its address referred to in Section 9.01. Unless the Agent determines that any applicable condition specified in Article 3 has not been satisfied, the Agent will make the funds so received from the Banks available to the Borrower at the Agent's aforesaid address.

     (d) Unless the Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Agent such Bank's share of such Borrowing, the Agent may assume that such Bank has made such share available to the Agent on the date of such Borrowing in accordance with subsection (c) of this Section and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Agent, such Bank and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.05 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

     SECTION 2.3. Notes. (a) The Loans of each Bank shall be evidenced by a single Note payable to the order of such Bank in an amount equal to the aggregate unpaid principal amount of such Bank's Loans.

     (b) Each Bank may, by notice to the Borrower and the Agent, request that its Loans of a particular type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

     (c) Upon receipt of each Bank's Note pursuant to Section 3.01(c), the Agent shall forward such Note to such Bank. Each Bank shall record the date, amount and type of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

     SECTION 2.4. Maturity of Loans. Each Loan shall mature, and the principal amount thereof shall be due and payable, on the Termination Date.

     SECTION 2.5. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable monthly in arrears on each Monthly Date and, with respect to the principal amount of any Base Rate Loan converted to a EuroDollar Loan, on each date a Base Rate Loan is so converted. Any overdue principal of any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Base Rate Loans for such day.

     (b) Each EuroDollar Loan shall bear interest on the outstanding principal amount thereof for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the EuroDollar Margin for such day plus the Adjusted London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than one month, at intervals of one month after the first day thereof.

     The "ADJUSTED LONDON INTERBANK OFFERED RATE" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the EuroDollar Reserve Percentage.

     The "LONDON INTERBANK OFFERED RATE" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/8 of 1%) of the respective rates per annum at which deposits in dollars in immediately available funds are offered to the Reference Bank by prime commercial banks in the London interbank market at approximately 11:00 A.M. (London time) two EuroDollar Business Days before the first day of such Interest Period for delivery on the first day of such Interest Period in an amount approximately equal to the principal amount of the EuroDollar Loan of the Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

     "EURODOLLAR RESERVE PERCENTAGE" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "EUROCURRENCY LIABILITIES" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on EuroDollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the EuroDollar Reserve Percentage.

     (c) Any overdue principal of any EuroDollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the higher of (i) the sum of 2% plus the EuroDollar Margin for such day plus the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (x) the average (rounded upward, if necessary, to the next higher 1/8 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three EuroDollar Business Days, then for such other period of time not longer than three months as the Agent may select) deposits in dollars in an amount approximately equal to such overdue payment due to Banks are offered to the Reference Bank by prime commercial banks in the London interbank market for the applicable period determined as provided above by (y) 1.00 minus the EuroDollar Reserve Percentage (or, if the circumstances described in clause (a) or (b) of Section 8.01 shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day) and (ii) the sum of 2% plus the EuroDollar Margin for such day plus the Adjusted London Interbank Offered Rate applicable to such Loan at the date such payment was due.

     (d) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrower and the participating Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of demonstrable error.

     SECTION 2.6. Fees. (a) During the Revolving Credit Period, the Borrower shall pay to the Agent for the account of the Banks ratably in proportion to their Commitments a commitment fee of 1/4 of 1% per annum on the daily amount by which the aggregate amount of the Commitments exceeds the sum of the aggregate outstanding principal amount of the Loans and the aggregate amount of Letter of Credit Liabilities. Such commitment fee shall accrue from and including the Closing Date to but excluding the date of termination of the Commitments in their entirety.

     (b) The Borrower shall pay to the Agent for the account of the Issuing Bank (to be shared with the Banks in accordance with a letter agreement among the Issuing Bank and the Banks) (i) a letter of credit fee accruing daily on the aggregate amount then available for drawing under all Documentary Letters of Credit at a rate per annum equal to 3/4 of 1% and (ii) a Letter of Credit fee accruing daily on the aggregate amount then available for drawing under all Standby Letters of Credit at a rate per annum equal to 3/4 of 1%, plus upon each draw 1/8 of 1% the amount so drawn upon.

     (c) The Borrower shall pay to the Agent, for the account of the Banks ratably on the Closing Date, a non-refundable facility fee in an amount equal to 1/4 of 1% of the aggregate amount of the Commitments.

     (d) Other than the standby letter of credit drawing fee referred to in clause (b) above (which is due upon the Issuing Bank's payment of such draw) and the facility fee referred to in clause (c) above, the accrued fees under this Section shall be payable quarterly in arrears commencing March 31, 1997 and on the date of termination of the Commitments in their entirety (and, if later, the date the Loans and the aggregate amount of Letter of Credit Liabilities shall be repaid in their entirety to the extent Letters of Credit have been drawn upon, or to the extent not drawn upon, the date such Letter of Credit shall have terminated).

     SECTION 2.7. Optional Termination or Reduction of Commitments; Optional Prepayment. (a) During the Revolving Credit Period, the Borrower may, upon at least three Domestic Business Days' notice to the Agent, (i) terminate the Commitments at any time, if no Loans or Letter of Credit Liabilities are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $1,000,000 or a larger multiple of $100,000, the aggregate amount of the Commitments in excess of the sum of the aggregate outstanding principal amount of the Loans and the aggregate amount of Letter of Credit Liabilities.

     (b) Subject in the case of any EuroDollar Borrowing to Section 2.11, the Borrower may, upon at least one Domestic Business Day's notice to the Agent, prepay any Group of Base Rate Loans or upon at least three EuroDollar Business Day's notice to the Agent, prepay any Group of EuroDollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $1,000,000 or any larger multiple of $100,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group.

     (c) Upon receipt of a notice of prepayment pursuant to this Section, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice shall not thereafter be revocable by the Borrower.

     SECTION 2.8. Method of Electing Interest Rates. (a) The Loans included in each Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article 8), as follows:

               (i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to EuroDollar Loans as of any EuroDollar Business Day; and

               (ii) if such Loans are EuroDollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans or elect to continue such Loans as EuroDollar Loans for an additional Interest Period, subject to Section 2.11 in the case of any such conversion or continuation effective on any day other than the last day of the then current Interest Period applicable to such Loans.

     Each such election shall be made by delivering a notice (a "NOTICE OF INTEREST RATE ELECTION") to the Agent not later than 11:00 A.M. (New York City time) on the third EuroDollar Business Day before the conversion or continuation selected in such notice is to be effective. A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such Notice applies, and the remaining portion to which it does not apply, are each $1,000,000 or any larger multiple of $100,000.

     (b)  Each Notice of Interest Rate Election shall specify:

          (i) the Group of Loans (or portion thereof) to which such notice applies;

          (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection(a) above;

              (iii) if the Loans comprising such Group are to be converted, the new type of Loans and, if the Loans being converted are to be EuroDollar Loans, the duration of the next succeeding Interest Period applicable thereto; and

               (iv) if such Loans are to be continued as EuroDollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

     (c) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to subsection (a) above, the Agent shall promptly notify each Bank of the contents thereof and such notice shall not thereafter be revocable by the Borrower.

     (d) An election by the Borrower to change or continue the rate of interest applicable to any Group of Loans pursuant to this section shall not constitute a "Borrowing" subject to the provisions of Section 3.02.

     SECTION 2.9. Mandatory Termination of Commitments. The Commitments shall terminate on the Termination Date and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

     SECTION 2.10. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of and interest on, the Loans and of Letter of Credit Liabilities and interest thereon and of fees hereunder (other than fees payable directly to the Issuing Bank), not later than 12:00 Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Agent at its address referred to in Section 9.01. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks. Whenever any payment of principal of or interest on, the Base Rate Loans or of Letter of Credit Liabilities or interest thereon or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of or interest on, the EuroDollar Loans shall be due on a day which is not a EuroDollar Business Day, the date for payment thereof shall be extended to the next succeeding EuroDollar Business Day unless such EuroDollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding EuroDollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

     (b) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the

Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due to such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.

     SECTION 2.11. Funding Losses. If the Borrower makes any payment of principal with respect to any EuroDollar Loan or any EuroDollar Loan is converted (pursuant to Article 2, 6 or 8 or otherwise) on any day other than the last day of an Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.05(c), or if the Borrower fails to borrow, prepay, convert or continue any EuroDollar Loans after notice has been given to any Bank in accordance with Section 2.02(b) or 2.08 the Borrower shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or conversion or failure to borrow, prepay, convert or continue, provided that such Bank shall have delivered to the Borrower a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of demonstrable error.

     SECTION 2.12. Computation of Interest and Fees. All interest and fees hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

     SECTION 2.13. Letters of Credit. (a) On the Closing Date, the Issuing Bank that has issued the Existing Letter of Credit shall be deemed, without further action by any party hereto, to have sold to each Bank, and each such Bank shall be deemed, without further action by any party hereto, to have purchased from the Issuing Bank, a participation in the Existing Letter of Credit and the related Letter of Credit Liabilities in proportion to their Commitments. On and after the Closing Date, the Existing Letter of Credit shall constitute a Letter of Credit for all purposes hereof.

     (b) Subject to the terms and conditions hereof the Issuing Bank agrees to issue Letters of Credit hereunder from time to time before the 30th day before the Termination Date upon the request of the Borrower; provided that, immediately after each Letter of Credit is issued, the aggregate amount of the Letter of Credit Liabilities shall not exceed $15,000,000 and the aggregate amount of the Letter of Credit Liabilities plus the aggregate outstanding amount of all Loans shall not exceed the aggregate amount of the Commitments. Upon the date of issuance by the Issuing Bank of a Letter of Credit, the Issuing Bank shall be deemed, without further action by any party hereto, to have sold to each Bank, and each Bank shall be deemed, without further action by any party hereto, to have purchased from the Issuing Bank, a participation in such Letter of Credit and the related Letter of Credit Liabilities in the proportion their respective Commitments bear to the aggregate Commitments.

     (c) The Borrower shall give the Issuing Bank notice at least three days prior to the requested issuance of a Letter of Credit specifying the date such Letter of Credit is to be issued, and describing the terms of such Letter of Credit and the nature of the transactions to be supported thereby (such notice, including any such notice given in connection with the extension of a Letter of Credit, a "NOTICE OF ISSUANCE"). Upon receipt of a Notice of Issuance, the Issuing Bank shall promptly notify the Agent, and the Agent shall promptly notify each Bank of the contents thereof and of the amount of such Bank's participation in such Letter of Credit. The issuance by the Issuing Bank of each Letter of Credit shall be subject to the conditions precedent that such Letter of Credit shall be in such form and contain such terms as shall be satisfactory to the Issuing Bank and that the Borrower shall have executed and delivered such other instruments and agreements relating to such Letter of Credit as the Issuing Bank shall have reasonably requested. The Borrower shall also pay to the Issuing Bank for its own account amendment and extension charges in the amounts and at the times as agreed between the Borrower and the Issuing Bank. The extension or renewal of any Letter of Credit shall be deemed to be an issuance of such Letter of Credit, and if any Letter of Credit contains a provision pursuant to which it is deemed to be extended unless notice of termination is given by the Issuing Bank, the Issuing Bank shall timely give such notice of termination unless it has theretofore timely received a Notice of Issuance and the other conditions to issuance of a Letter of Credit have also theretofore been met with respect to such extension. No Letter of Credit shall have a term of more than one year; provided that a Letter of Credit may contain a provision pursuant to which it is deemed to be extended on an annual basis unless notice of termination is given by the Issuing Bank; provided further that no Letter of Credit shall have a term extending or be so extendible beyond six (6) months following the Termination Date.

     (d) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the Issuing Bank shall notify the Agent and the Agent shall promptly notify the Borrower and each other Bank as to the amount to be paid as a result of such demand or drawing and the payment date. Subject to the foregoing, the Borrower shall be irrevocably and unconditionally obligated forthwith to reimburse the Issuing Bank for any amounts paid by the Issuing Bank upon any drawing under any Letter of Credit, without presentment, demand, protest or other formalities of any kind. All such amounts paid by the Issuing Bank and remaining unpaid by the Borrower shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day. In addition, each Bank will pay to the Agent, for the account of the Issuing Bank, immediately upon the Issuing Bank's demand at any time during the period commencing after such drawing until reimbursement therefor in full by the Borrower, an amount equal to such Bank's ratable share of such drawing (in proportion to its participation therein), together with interest on such amount for each day from the date of the Issuing Bank's demand for such payment (or, if such demand is made after 12:00 Noon (New York City time) on such date, from the next succeeding Domestic Business Day) to the date of payment by such Bank of such amount at a rate of interest per annum equal to the rate applicable to Base Rate Loans for such period. The Issuing Bank will pay to each Bank ratably all amounts received from the Borrower for application in payment of its Reimbursement Obligations in respect of any Letter of Credit, but only to the extent such Bank has made payment to the Issuing Bank in respect of such Letter of Credit pursuant hereto.

     (e) The obligations of the Borrower and each Bank under subsection (d) above shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including without limitation the following circumstances (except to the extent such obligation of the Borrower to such Bank arose as a result of such Bank's (including the Issuing Bank's) gross negligence or willful misconduct):

          (i) any lack of validity or enforceability of this Agreement or any Letter of Credit or any document related hereto or thereto;

          (ii) any amendment or waiver of or any consent to departure from all or any of the provisions of this Agreement or any Letter of Credit or any document related hereto or thereto;

          (iii) the use which may be made of the Letter of Credit by, or any acts or omission of a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting);

          (iv) the existence of any claim, set-off defense or other rights that the Borrower may have at any time against a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting), the Banks (including the Issuing Bank) or any other Person, whether in connection with this Agreement or the Letter of Credit or any document related hereto or thereto or any unrelated transaction;

          (v) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

          (vi) payment under a Letter of Credit against presentation to the Issuing Bank of a draft or certificate that does not comply with the terms of the Letter of Credit, provided that the Issuing Bank's determination that documents presented under the Letter of Credit comply with the terms thereof shall not have constituted gross negligence or willful misconduct of the Issuing Bank; or

          (vii) any other act or omission to act or delay of any kind by any Bank (including the Issuing Bank), the Agent or any other Person or any other event or circumstance whatsoever that might, but for the provisions of this subsection (vii), constitute a legal or equitable discharge of the Borrower's obligations hereunder.

     (f) The Borrower hereby indemnifies and holds harmless each Bank (including the Issuing Bank) and the Agent from and against any and all claims, damages, losses, liabilities, reasonable costs or expenses (including without limitation, reasonable counsel fees and disbursements) which such Bank or the Agent may incur (including, without limitation, any claims, damages, losses, liabilities, reasonable costs or expenses (including without limitation reasonable counsel fees and disbursements incurred by such indemnified party in connection with any of the below stated indemnified acts or omissions in any action, suit or proceeding between such indemnified party and the Borrower or between such indemnified party and any third party or otherwise) which the Issuing Bank may incur by reason of or in connection with the failure of any other Bank to fulfill or comply with its obligations to such Issuing Bank hereunder (but nothing herein contained shall affect any rights the Borrower may have against such defaulting Bank)), and none of the Banks (including an Issuing Bank) nor the Agent nor any of their officers or directors or employees or agents shall be liable or responsible, by reason of or in connection with the execution and delivery or transfer of or payment or failure to pay under any Letter of Credit, including without limitation any of the circumstances enumerated in subsection
(e) above, as well as (i) any error, omission, interruption or delay in transmission or delivery of any messages, by mail, telefax, telex or otherwise,
(ii) any error in interpretation of technical terms, (iii) any loss or delay in the transmission of any document required in order to make a drawing under a Letter of Credit, (iv) any consequences arising from causes beyond the control of the Issuing Bank, including without limitation any government acts, or any other circumstances whatsoever in making or failing to make payment under such Letter of Credit; provided that the Borrower shall not be required to indemnify the Issuing Bank for any claims, damages, losses, liabilities, costs or expenses, and the Borrower shall have a claim for direct (but not consequential) damage suffered by it, to the extent found by a court of competent jurisdiction to have been caused by (x) the willful misconduct or gross negligence of the Issuing Bank in determining whether a request presented under any Letter of Credit complied with the terms of such Letter of Credit or
(y) the Issuing Bank's failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of the Letter of Credit. Nothing in this subsection (f) is intended to limit the obligations of the Borrower under any other provision of this Agreement. To the extent the Borrower does not indemnify an Issuing Bank as required by this subsection, the Banks agree to do so ratably in accordance with their Commitments.

                                    ARTICLE 3
                                   CONDITIONS

     SECTION 3.1. Closing. The closing hereunder shall occur upon receipt by the Agent of the following documents, each dated the Closing Date unless otherwise indicated:

     (a) counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, telefax, telex or other written confirmation, in form satisfactory to the Agent, from such party of execution of a counterpart hereof by such party);

     (b) a duly executed Note for the account of each Bank dated on or before the Closing Date complying with the provisions of Section 2.03;

     (c) an opinion of counsel for the Borrower, substantially in the form of Exhibit B hereto;

     (d) a certificate signed by the chief financial officer or treasurer of the Borrower as to the matters set forth in Sections 3.02(d) and 3.02(e) immediately before and after giving effect to the transactions contemplated to occur on or before the Closing Date;

     (e) all documents the Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of the Financing Documents, and any other matters relevant hereto, all in form and substance satisfactory to the Agent.

The Agent shall promptly notify the Borrower and the Banks of the Closing Date, and such notice shall be conclusive and binding on all parties hereto.

     SECTION 3.2. Borrowings and Issuances of Letters of Credit. The obligation of any Bank to make a Loan, on the occasion of any Borrowing, and the obligation of the Issuing Bank to issue (or renew or extend the term of) any Letter of Credit is subject to the satisfaction of the following conditions:

     (a) the fact that the Closing Date shall have occurred on or prior to January 31, 1997;

     (b) receipt by the Agent of a Notice of Borrowing as required by Section 2.02, or receipt by the Issuing Bank of a Notice of Issuance as required by
Section 2.13(c);

     (c) the fact that, immediately after giving effect to such Borrowing or issuance of a Letter of Credit, the sum of the aggregate outstanding principal amount of the Loans and the aggregate amount of Letter of Credit Liabilities will not exceed the aggregate amount of the Commitments;

     (d) the fact that, immediately after giving effect to such Borrowing or issuance of a Letter of Credit, no Default shall have occurred and be continuing; and

     (e) the fact that the representations and warranties of the Borrower contained in this Agreement and any other Financing Document shall be true in all material respects on and as of the date of and after giving effect to such Borrowing or issuance of a Letter of Credit.

Each Borrowing and issuance of a Letter of Credit hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing or issuance of a Letter of Credit as to the facts specified in clauses (c), (d) and (e) of this Section.

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants that:

     SECTION 4.1. Corporate Existence and Power. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and is qualified to do business and is in good standing under the laws of the State of New York and each other jurisdiction where the nature of its business or the ownership of property so requires, except where the failure to so qualify does not have a material adverse effect on the business, financial condition or results of operations of the Borrower and its Consolidated Subsidiaries, taken as a whole.

     SECTION 4.2. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement and the Notes are within the corporate powers of the Borrower, have been duly authorized by all necessary corporate action, require no action by or in respect of or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, except for any contravention of or default under any agreement or other instrument (other than agreements or instruments constituting or evidencing Debt) not material to the business of the Borrower and its Subsidiaries, taken as a whole, which contravention or default would not materially adversely affect the business, financial position or results of operations of the Borrower and its Subsidiaries, taken as a whole, or adversely affect in any substantive way the rights and remedies of the Agent and the Banks hereunder and under the Notes.

     SECTION 4.3. Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower and each Note, when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

     SECTION 4.4. Financial Information. (a) The Borrower has heretofore furnished to each of the Banks (x) the consolidated balance sheet as of December 31, 1995 and the related consolidated statements of income and cash flows for the fiscal year then ended and (y) the consolidated balance sheet as of September 30, 1996 and the related consolidated statements of income and cash flows for the nine months then ended of each of the Borrower and its Subsidiaries;

     Each such set of annual financial statements and each such set of nine month financial statements is complete and correct and presents fairly, in all material respects, the consolidated financial condition of such entity and its subsidiaries as of such date and the consolidated results of operations and cash flows for the fiscal year or nine month period ended on said date, as the case may be, all in accordance with generally accepted accounting principles and practices applied on a consistent basis (subject to normal year-end adjustments, in the case of such nine month financial statements). Each such set of financial statements was accompanied by an opinion of Arthur Andersen LLP opining as to the foregoing. None of such entities or its subsidiaries has on the date thereof any liabilities which are required by generally accepted accounting principles to be set forth on the face of such financial statements, except as referred to or reflected or provided for in said financial statements (or in the notes thereto) as at said date, and as to which appropriate and reasonable reserves have been provided, and since December 31, 1995, there has been no material adverse change in the business, financial position or results of operations of any such entity and its subsidiaries taken as a whole from that set forth in said financial statements as at said date.

     (b) The Borrower has heretofore furnished to each of the Banks projected consolidated balance sheets of the Borrower and its Subsidiaries as at December 31 for each of the years 1996 through 1998 and the related projected consolidated statements of income and cash flows of the Borrower and its Subsidiaries for each of the fiscal years that will end on said dates. It is understood and agreed that such projections are not a representation or warranty of future performance.

     SECTION 4.5. Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could (taking into account available insurance coverage) materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, or which in any manner draws into question the validity or enforceability of this Agreement or the Notes.

     SECTION 4.6. Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

     SECTION 4.7. Environmental Matters. The Borrower believes that it is in substantial compliance with all applicable Environmental Laws.

     SECTION 4.8. Taxes. The Borrower and its wholly owned Subsidiaries are members of an affiliated group of corporations filing consolidated returns for Federal income tax purposes, of which the Borrower is the "common parent" (within the meaning of Section 1504 of the Internal Revenue Code) of such group. There is no tax sharing, tax allocation or similar agreement currently in effect providing for the manner in which tax payments owing by the members of such affiliated group (whether in respect of Federal or state income or other taxes) are allocated among the members of the group. The Borrower and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any Subsidiary except where the same is being contested in good faith and by appropriate proceeding and appropriate reserves have been maintained in accordance with generally accepted accounting principles. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate, and the Borrower has not given or been requested to give a waiver of the statute of limitations relating to the payment of Federal, state, local and foreign taxes or other impositions.

     SECTION 4.9. Intellectual Property. The Borrower and each of its Subsidiaries owns or possesses or holds under valid licenses all patents, trademarks, service marks, trade names, copyrights, licenses and other intellectual property rights that are necessary for the operation of their respective properties and businesses, and neither the Borrower nor any of its Subsidiaries is in violation of any provision thereof except for any such failures to own, possess or hold or violations which, individually or in the aggregate, would not have a material adverse effect on the business, financial condition or results of operations of the Borrower and its Subsidiaries, taken as a whole. To the best of its knowledge, none of the proprietary intellectual properties of the Borrower or its subsidiaries infringe any license, patent, trademark, trade name, service mark, copyright, trade secret or any other intellectual property right of others and there is no infringement by others of any license, patent, trademark, trade name, service mark, copyright, trade secret or other intellectual property right of the Borrower and its Subsidiaries, except for such infringements, if any, by the Borrower, its Subsidiaries or others which, individually or in the aggregate, would not have a material adverse effect on the business, financial condition or results of operations of the Borrower and its Subsidiaries, taken as a whole.

     SECTION 4.10. Capitalization. The authorized capital stock of the Borrower consists, on the date hereof of an aggregate of 150,000,000 shares consisting of shares of common stock, $0.01 par value per share, of which 66,391,318 shares of common stock are duly and validly issued and outstanding, each of which shares is fully paid and nonassessable.

     SECTION 4.11. Debt and Liens. (a) Part I of Schedule 4.11(a) hereto is a complete and correct list, as of the date of this Agreement, of each credit agreement, loan agreement, indenture, securities purchase agreement, Guarantee, letter of credit or other arrangement providing for or otherwise relating to any Debt or any extension of credit (or commitment for any extension of credit) to, or Guarantee by, the Borrower or any of its Subsidiaries the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) $1,000,000, and the aggregate principal or face amount outstanding or that may become outstanding under each such arrangement is correctly described in Part II of
Schedule 4. 11(a).

     (b) Part I of Schedule 4.11(b) hereto is a complete and correct list, as of the date of this Agreement, of each Lien securing Debt of any Person the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) $1,000,000 and covering any property of the Borrower or any of its Subsidiaries, and the aggregate Debt secured (or which may be secured) by each such Lien and the property covered by each such Lien is correctly described in
Part II of Schedule 4.11(b).

     (c) None of the Borrower and its Subsidiaries is, on the date of this Agreement, party to or subject to any indenture, agreement, instrument or other arrangement of the type described in Section 5.18, except for this Agreement.

     SECTION 4.12. Subsidiaries. (a) Set forth in Part I of Schedule 4.12(a) hereto is a complete and correct list, as of the date hereof of all of the Subsidiaries of the Borrower, together with, for each such Subsidiary, (i) the exact corporate name of such Subsidiary, (ii) the jurisdiction of organization of such Subsidiary, (iii) each Person holding ownership interests in such Subsidiary, (iv) the nature of the ownership interests held by each such Person and the percentage of ownership of such Subsidiary represented by such ownership interests and, (v) whether such Subsidiary is a Foreign Subsidiary. Except as disclosed in Part II of Schedule 4.12 hereto, as of the date hereof (x) each of the Borrower and its Subsidiaries owns, free and clear of Liens, and has the unencumbered right to vote, all outstanding ownership interest in each Person shown to be held by it in Part I of Schedule 4.12(a) hereto, (y) all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and (z) there are no outstanding Equity Rights with respect to such Person.

     (b) Set forth in Part I of Schedule 4.12(b) hereto is a complete and correct list, as of the date hereof of all Investments (other than Investments disclosed in Part I of Schedule 4.12(a) hereto) held by the Borrower or any of its

Subsidiaries in any Person and, for each such Investment, (x) the identity of the Person or Persons holding such Investment and (y) the nature of such Investment. Except as disclosed in Part II of Schedule 4.12(b) hereto, as of the date of this Agreement, each of the Borrower and its Subsidiaries owns, free and clear of all Liens, all such Investments.

     (c) Each of the Borrower's corporate Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

     SECTION 4.13. Regulatory Restrictions on Borrowing. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or otherwise subject to any regulatory scheme which restricts its ability to incur debt.

     SECTION 4.14. Full Disclosure. All material factual information heretofore furnished by the Borrower to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Agent or any Bank will be, taken as a whole, true, complete and accurate in all material respects (it being understood and agreed that with respect to projections, such projections are not a representation or warranty of future performance). All such information heretofore furnished, when taken as a whole, does not, as of the date hereof contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

                                    ARTICLE 5
                                    COVENANTS

     The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable under any Note or any Letter of Credit Liability remains unpaid:

     SECTION 5.1. Information. The Borrower will deliver to each of the Banks:

     (a) with respect to the Borrower, as soon as available and in any event within 90 days after the end of each fiscal year, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income and cash flow for such fiscal year, accompanied by the figures for the previous years in each case and an audit report by Arthur Andersen LLP or other independent certified public accountants of nationally recognized standing (which may be a single report as to all such financial statements) and, if prepared, as soon as available, a consolidating balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and related consolidating statements of income and cash flow for such fiscal year;

     (b) with respect to the Borrower, as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of such entity, a consolidated (and, if prepared, consolidating) balance sheet of such entity and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated (and, if prepared, consolidating) statements of income and cash flow for such quarter and for the portion of such entity's fiscal year ended at the end of such quarter, accompanied by the figures for the corresponding quarter and corresponding portion of the previous year in each case;

     (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate as to fairness of presentation, generally accepted accounting principles and consistency (subject to normal year end adjustments) on behalf of the Borrower executed by the senior financial officer of the Borrower or of the entity to which such financial statements relate, provided that such certificate need not be made with respect to the annual financial statements under clause (a);

     (d) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the senior financial officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 5.07 and 5.09 to 5.15, inclusive, and 5.17, on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

     (e) simultaneously with the delivery of each set of annual financial statement referred to in clause (a) above, a statement of the firm of independent public accountants which reported on such statements (i) whether anything has come to their attention to cause them to believe that any Default existed on the date of such statements and (ii) confirming the calculations set forth in the officer's certificate delivered simultaneously therewith pursuant to clause (c) above;

     (f) within five days after any of the chairman, the president, the executive vice president or the chief financial officer of the Borrower obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

     (g) promptly upon the filing thereof copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) or other periodic reports which the Borrower or any of its Subsidiaries shall have filed with the Securities and Exchange Commission, NASDAQ or any national securities exchange;

     (h) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take;

     (i) at the request of the Banks, as soon as available and in any event not less than 30 days after the first day of each fiscal year of the Borrower, forecasts prepared by management of the Borrower, including consolidated and consolidating statement of income and cash flow of the Borrower and its Consolidated Subsidiaries, on a quarterly and annual basis for such fiscal year and on an annual basis for the next fiscal year of the Borrower (provided that in preparing such forecasts the Borrower and its Subsidiaries may be treated on a consolidated basis);

     (j) Promptly upon receipt thereof, copies of any reports submitted to the Borrower by its accountants in connection with any examination of the financial statements of the Borrower or any of its Consolidated Subsidiaries made by such accountants, and copies of any other communications received by the Borrower, or any of its directors from such accountants relative to any internal controls and systems of the Borrower (unless the delivery of such report to the Banks would constitute the waiver of any attorney-client privilege otherwise in effect with respect to any Person other than the Agent or the Banks); and

     (k) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Agent, at the request of any Bank, may reasonably request.

     SECTION 5.2. Payment of Obligations. The Borrower will pay and discharge, and will cause each Subsidiary to pay and discharge, at or before maturity, all their respective material obligations and liabilities (including, without limitation, tax liabilities and claims of materialmen, warehousemen and the like which if unpaid would by law give rise to a Lien on the Borrower's assets), except where the same may be contested in good faith by appropriate proceedings, and will maintain, and will cause each Subsidiary to maintain, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same.

     SECTION 5.3. Maintenance of Property; Insurance. (a) The Borrower will keep, and will cause each Subsidiary to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

     (b) The Borrower will, and will cause each of its Subsidiaries to, maintain (either in the name of the Borrower or in such Subsidiary's own name) with financially sound and responsible insurance companies, insurance on all their respective properties in at least such amounts, against at least such risks and with such risk retention as are usually maintained, insured against or retained, as the case may be, in the same general area by companies of established repute engaged in the same or a similar business, subject to, and including reasonable provisions for self-insurance; and will furnish to the Banks, upon request for the Agent, information presented in reasonable detail as to the insurance so carried.

     SECTION 5.4. Conduct of Business and Maintenance of Existence. The Borrower will continue, and will cause each Subsidiary to continue, to engage in business of the same general type as now conducted by the Borrower and its Subsidiaries, and will preserve, renew and keep in full force and effect, and will cause each Subsidiary to preserve, renew and keep in full force and effect their respective corporate existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business; provided that nothing in this Section 5.04 shall prohibit (i) the merger of a



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



Subsidiary into the Borrower or the merger or consolidation of a Subsidiary with or into another Person if the corporation surviving such consolidation or merger is a Subsidiary and if, in each case, after giving effect thereto, no Default shall have occurred and be continuing or (ii) the termination of the corporate existence of any Subsidiary if the Borrower in good faith determines that such termination is in the best interest of the Borrower and is not materially disadvantageous to the Banks.

     SECTION 5.5. Compliance with Laws. The Borrower will comply, and cause each Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings or where the failure to so comply, individually or in the aggregate, would not have a material adverse effect on the business, financial position or results of operations of the Borrower and its Subsidiaries, taken as a whole.

     SECTION 5.6. Inspection of Property, Books and Records. The Borrower will keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each Subsidiary to permit, representatives of any Bank at such Bank's expense to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

     SECTION 5.7. Merger and Sales of Assets. (a) The Borrower will not, and will not permit any Subsidiary to, consolidate or merge with or into any other Person, provided that (i) the Borrower may merge with another Person if the Borrower is the corporation surviving such merger and immediately after giving effect to such merger, no Default shall have occurred and be continuing, and
(ii) any Subsidiary may merge with any other Person if the corporation surviving the merger is the Borrower or a Subsidiary and, immediately after giving effect to such merger, no Default have occurred and be continuing.

     (b) The Borrower will not, and will not permit any of its Subsidiaries to, make any Asset Sale, unless the consideration therefor is not less than the fair market value of the related asset.

     SECTION 5.8. Use of Proceeds. The proceeds of the Loans made under this Agreement will be used by the Borrower for general corporate purposes and for Permitted Acquisitions. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock" within the meaning of Regulation U.

     SECTION 5.9. Negative Pledge. Neither the Borrower nor any Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

     (a) Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement in an aggregate principal or face amount not exceeding $1,000,000;

     (b) any Liens existing on any asset of any Person at the time such person becomes a Subsidiary (or such asset is acquired by the Borrower or any Subsidiary) and not created in contemplation of such event, and Liens on the proceeds thereof;

     (c) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset (including Capital Leases), provided that such Lien attaches to such asset concurrently with or within 180 days after the acquisition thereof;

     (d) any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into the Borrower or a Subsidiary and not created in contemplation of such event;

     (e) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Subsidiary and not created in contemplation of such acquisition;

     (f) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Debt is not increased or is not secured by any additional assets (other than by virtue of an after-acquired property clause covering assets of the same category or description as were covered by such original Lien);

     (g) Liens arising in the ordinary course of its business which (i) do not secure Debt, and (ii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

     (h) Liens for taxes not yet payable or being contested in good faith and by appropriate proceedings and adequate reserves have been maintained in accordance with generally accepted accounting principles;

     (i) Statutory liens of landlords, carriers and other statutory liens incurred in the ordinary course of business;

     (j) zoning restrictions, easements, rights of way, licenses, encroachments, covenants, conditions, tenancies, minor defects in title, and other restrictions, charges or encumbrances affecting real property that do not in the aggregate have a material adverse effect on the Borrower;

     (k) deposits made and liens incurred to secure performance of bids, trade contracts, licenses, leases and statutory and other similar obligations;

     (l) rights of set-off or security interests in deposit accounts held at banks and other financial institutions to secure the payment or reimbursement of overdraft, acceptance or other facilities maintained at such financial institution, to the extent permitted by this Agreement; and

     (m) Liens not otherwise permitted by the foregoing clauses of this Section securing Debt or other obligations in an aggregate principal or face amount at any one time outstanding not to exceed $1,000,000 (excluding the Debt referred to in clause (a)).

     SECTION 5.10. Limitation on Debt. The Borrower will not, and will not permit any of its Subsidiaries to, incur or at any time become liable with respect to any Debt except:

     (a) Debt under this Agreement;

     (b) Debt secured by Liens permitted by Section 5.09(c) in an aggregate principal amount at any time outstanding not exceeding $200,000; and

     (c) Debt of the Borrower and its Subsidiaries not otherwise permitted by this Section incurred after the Closing Date in an aggregate principal amount at any time outstanding not to exceed $1,000,000.

     SECTION 5.11. Minimum Tangible Net Worth. The Borrower will not permit Consolidated Tangible Net Worth as at December 31, 1996 to be less than $106,500,000, as at June 30, 1997 to be less than $106,500,000 plus 25% of
Consolidated Net Income for the six-month period ending on such date, as at December 31, 1997 to be less than $106,500,000 plus 25% of Consolidated Net Income for the 12-month period ending on such date, as at June 30, 1998 to be less than such December 31, 1997 required minimum amount plus 25% of Consolidated Net Income for the six-month period ending on June 30, 1998 and as at December 31, 1998 such December 31, 1997 required amount plus 25% of the Consolidated Net Income for the 12-month period ending on December 31, 1998.

     SECTION 5.12. Debt: Tangible Net Worth. The Borrower will not permit the ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth at the end of any fiscal quarter to exceed 1.7 to 1.0.

     SECTION 5.13. Investments. The Borrower will not purchase or make any Investment in the stock, securities or evidences of indebtedness (excluding accounts receivable from others) of any other Person except: (i) the Borrower;
(ii) the United States Government and its agencies; (iii) certificates of deposit of domestic banks having capital and surplus in excess of $100,000,000;
(iv) Temporary Cash Investments, and (v) Permitted Acquisitions.

     SECTION 5.14. Working Capital. The Borrower will not permit Consolidated Working Capital at the end of any fiscal quarter prior to October 1, 1997 to be less than $20,000,000, and at the end of any fiscal quarter any time after October 1, 1997 to be less than $30,000,000.

     SECTION 5.15. Current Ratio. The Borrower will not permit the ratio of Consolidated Current Assets to Consolidated Current Liabilities as at December 31, 1996 and thereafter as at the last day of each fiscal quarter to be less than 1.1 to 1.0.

     SECTION 5.16. Restricted Payments. Neither the Borrower nor any Subsidiary will declare or make any Restricted Payment.

     SECTION 5.17. Minimum Net Income. The Borrower will not permit: its Consolidated Net Income for its fiscal year ending December 31, 1996 to be less than $20,000,000, for its fiscal year ending December 31, 1997 to be less than $25,000,000, and for its fiscal year ending December 31, 1998 to be less than $25,000,000; and will not permit its Consolidated Net Income for any two consecutive quarters (whether or not in the same fiscal year) to be less than $5,000,000.

     SECTION 5.18. Sale-Leaseback Transactions. Neither the Borrower nor any of its Subsidiaries will engage in any Sale-Leaseback Transactions unless the Borrower or such Subsidiaries would be entitled, pursuant to the other provisions of Article 5, to incur Debt with a principal amount equal to or exceeding the Value of such Sale-Leaseback Transaction secured by a Lien on the property to be leased (after giving similar effect to all other Sale-Leaseback Transactions in effect at such time). For purposes of this Section, "VALUE" means, with respect to a Sale-Leaseback Transaction, at any time, the amount equal to the greater of (i) the net proceeds of the sale or transfer of the property leased pursuant to such Sale-Leaseback Transaction and (ii) the fair value in the opinion of the Board of Directors of the Borrower of such property at the time of entering into such Sale-Leaseback Transaction, in either case divided first by the number of full years of the term of the lease and then multiplied by the number of full years of such term remaining at the time of determination, without regard to any renewal or extension options contained in the lease.

     SECTION 5.19. Transactions with Affiliates. The Borrower will not, and will not permit any Subsidiary to, directly or indirectly, pay any funds to or for the account of, make any investment (whether by acquisition of stock or indebtedness, by loan, advance transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Debt, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect, any transaction with, any Affiliate except on an arms-length basis on terms at least as favorable to the Borrower or such Subsidiary as could have been obtained from a third party who was not an Affiliate; provided that the foregoing provisions of this Section shall not prohibit any such Person from declaring or paying any lawful dividend or other payment ratably in respect of all of its capital stock of the relevant class so long as, after giving effect thereto, no Default shall have occurred and be continuing.

     SECTION 5.20. Lines of Business. The Borrower will not, and will not permit any of its Subsidiaries to, engage in any line or lines of business activity other than the business of developing, publishing, merchandising and distributing consumer software and related businesses (including, in each case, without limitation, Internet and similar on-line or electronic related businesses).

                                    ARTICLE 6
                                    DEFAULTS

     SECTION 6.1. Events of Default. If one or more of the following events ("EVENTS OF DEFAULT") shall have occurred and be continuing:

     (a) the Borrower shall fail to reimburse any drawing under the Letter of Credit when required hereunder or to pay when due any principal of any Loan or pay within 10 days after due any interest or fees payable hereunder or under the Notes;

     (b) the Borrower shall fail to observe or perform any covenant or agreement contained in Article 5, other than those contained in Sections 5.01 through 5.06, 5.13, 5.19 or 5.20;

     (c) the Borrower shall fail to observe or perform any covenant or agreement contained in any Financing Document (other than those covered by clause (a) or (b) above) for 30 days after notice thereof has been given to the Borrower by the Agent at the request of any Bank;

     (d) any material representation, warranty, certification or statement made by the Borrower in any Financing Document or in any certificate, financial statement or other document delivered pursuant to any such Financing Document shall prove to have been incorrect in any material respect when made (or deemed made);

     (e) any event or condition shall occur which results in the acceleration of the maturity of any Material Debt or enables (or with the giving of notice or lapse of time or both, would enable) the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof;

     (f) the Borrower or any Material Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall take any corporate action to authorize any of the foregoing;

     (g) an involuntary case or other proceeding shall be commenced against the Borrower or any Material Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Material Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

     (h) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $1,000,000 which it shall have become liable (pursuant to a final determination by a court of competent jurisdiction, not subject to further appeal) to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $1,000,000;

     (i) any judgment or order for the payment of money in excess of $1,000,000 shall be rendered against the Borrower or any Material Subsidiary and such judgment or order shall continue unsatisfied or unstayed for a period of 45 days if such judgment or order is for an amount in excess of $1,000,000 but less than

$15,000,000 or unsatisfied or unstayed for a period of 30 days if in an amount equal to or in excess of $15,000,000; or

     (j) Joseph J. Cayre, Jack J. Cayre, Stanley Cayre, Kenneth Cayre, their spouses and their lineal descendents, including trusts for the benefit of any of the foregoing (collectively the "Cayre Family"), shall (i) collectively beneficially own less than 30%, but more than 20%, of the outstanding voting stock of the Borrower at a time when another Person or group (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as in effect on the date hereof) beneficially owns shares of the outstanding voting stock of the Borrower of an equal or greater percentage than the Cayre Family; or (ii) cease collectively to beneficially own at least 20% of the outstanding voting stock of the Borrower;

     then, and in any such event, the Agent shall if requested by the Required Banks, by notice to the Borrower, terminate the Commitments and they shall thereupon terminate and/or declare the Loans and the Letter of Credit Liabilities (together with accrued interest thereon) to be, and the Loans and the Letter of Credit Liabilities shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that in the case of any of the Events of Default specified in clause 6.01(f) or 6.01(g) above with respect to the Borrower, without any notice to the Borrower or any other act by the Agent or the Banks, the Commitments shall thereupon terminate and the Loans and the Letter of Credit Liabilities (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

     SECTION 6.2. Notice of Default. The Agent shall give notice to the Borrower under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

     SECTION 6.3. Cash Cover. The Borrower agrees, in addition to the provisions of Section 6.01 hereof that upon the occurrence and during the continuance of any Event of Default, it shall, if requested by the Agent upon the written instruction of the Required Banks, pay to the Agent an amount in immediately available funds (which funds shall be held as collateral pursuant to arrangements satisfactory to the Agent) equal to the aggregate amount available for drawing under all Letters of Credit then outstanding at such time, provided that, upon the occurrence of any Event of Default specified in Section 6.01(f) or 6.01(g) with respect to the Borrower, the Borrower shall pay such amount


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



forthwith without any notice or demand or any other act by the Agent or the Banks.

                                    ARTICLE 7
                                    THE AGENT

     SECTION 7.1. Appointment and Authorization. Each Bank irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to the Agent by the terms hereof or thereof together with all such powers as are reasonably incidental thereto.

     SECTION 7.2. Agent and Affiliates. RNB shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Agent, and RNB and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not the Agent.

     SECTION 7.3. Action by Agent. The obligations of the Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article 6.

     SECTION 7.4. Consultation with Experts. The Agent may consult with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

     SECTION 7.5. Liability of Agent. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it as Agent in connection herewith (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified in Article 3, except receipt of items required to be delivered to the Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection herewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

     SECTION 7.6. Indemnification. Each Bank shall, ratably in accordance with its Commitment, indemnify the Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements incurred by such indemnitees in any action; suit or proceeding between such indemnitees and such indemnifying Bank or between such indemnities and any third party or otherwise), claim, demand, action, loss or liability (except such as result from such indemnities' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement or any action taken or omitted by such indemnitees hereunder.

     SECTION 7.7. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

     SECTION 7.8. Successor Agent. The Agent may resign at any time by giving notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent reasonably acceptable to Borrower. If no successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent reasonably acceptable to Borrower, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

     SECTION 7.9. Agent's Fee. The Borrower shall pay to the Agent for its own account fees in the amounts and at the times previously agreed upon between the Borrower and the Agent.

                                    ARTICLE 8
                             CHANGES IN CIRCUMSTANCE

     SECTION 8.1. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any EuroDollar Loan:

     (a) the Agent is advised by the Reference Bank that quotations for deposits (in the applicable amounts) are not being offered to the Reference Bank, or

     (b) Banks having 50% or more of the aggregate principal amount of the affected Loans advise the Agent that the Adjusted London Interbank Offered Rate will not adequately and fairly reflect the cost to such Banks of funding their EuroDollar Loans for such Interest Period, the Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist (which notice shall be given forthwith upon receipt by the Agent of notice of such determination), (i) the obligations of the Banks to make EuroDollar Loans, or to continue or convert outstanding Loans as or into EuroDollar Loans, shall be suspended and (ii) each outstanding EuroDollar Loan, shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Agent at least two Domestic Business Days before the date of any EuroDollar Borrowing for which a Notice of Borrowing has previously been given (which has not been followed by a notification from the Agent as aforesaid) that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

     SECTION 8.2. Illegality. If after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Bank (or its EuroDollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its EuroDollar Lending Office) to make, maintain or fund its EuroDollar Loans and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make EuroDollar Loans or to convert outstanding Loans into EuroDollar Loans shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different EuroDollar Lending Office if such designation will avoid the need for giving such notice and will not, in the reasonable judgment of such Bank, be otherwise disadvantageous to such Bank. If such notice is given, each EuroDollar Loan of such Bank then outstanding shall be converted to a Base Rate Loan either (a) on the last day of the then current Interest Period applicable to such EuroDollar Loan if such Bank may lawfully continue to maintain and fund such Loan to such day or (b) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Loan to such day.

     SECTION 8.3. Increased Cost and Reduced Return. (a) If after the date hereof the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any such requirement included in an applicable EuroDollar Reserve Percentage in the case of a EuroDollar Loan), special deposit, insurance assessment or similar requirement against assets of deposits with or for the account of or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or the London interbank market or other relevant market any other condition affecting its EuroDollar Loans, its Note or its obligation to make EuroDollar Loans or its obligations hereunder in respect of Letters of Credit and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any EuroDollar Loan or of issuing or participating in any Letter of Credit, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount reasonably deemed by such Bank to be material, then, within 15 days after demand, which demand shall include a brief description of the change giving rise to such increased cost or reduction and an explanation as to how such increased cost or reduction was determined, by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

     (b) If any Bank shall have determined that, after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount reasonably deemed by such Bank to be material, then from time to time, assuming such Bank was not compensated for such reduction pursuant to Section 8.03(a) above, within 15 days after demand, which demand shall include a brief description of the change giving rise to such reduction and an explanation as to how such reduction was determined, by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

     (c) Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof which will entitle such Bank to compensation pursuant to this section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of such compensation and will not, in the reasonable judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of demonstrable error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

     SECTION 8.4. Taxes. (a) For the purposes of this Section 8.04, the following terms have the following meanings:

     "TAXES" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment by the Borrower pursuant to this Agreement or under any Note, and all liabilities with respect thereto, excluding (i) in the case of each Bank and the Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by a jurisdiction under the laws of which such Bank or the Agent (as the case may be) is organized or in which its principal executive office is located or, in the case of each Bank, in which its Applicable Lending Office is located and (ii) in the case of each Bank, any United States withholding tax imposed on such payments.

     "OTHER TAXES" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Note or from the execution or delivery of or otherwise with respect to, this Agreement or any Note.

     (b) Any and all payments by the Borrower to or for the account of any Bank or the Agent hereunder or under any Note shall be made without deduction for any Taxes or Other Taxes; provided that, if the Borrower shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) such Bank or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) the Borrower shall furnish to the Agent, at its address referred to in Section 9.01, the original or a certified copy of a receipt evidencing payment thereof.

     (c) The Borrower agrees to indemnify each Bank and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by such Bank or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be paid within 15 days after such Bank or the Agent (as the case may be) makes demand therefor.

     (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower and the Agent with (i) Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which exempts the Bank from United States withholding tax or reduces the rate of withholding tax on payments of interest for the account of such Bank or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States or (ii) solely if such Lender is claiming exemption from United States withholding tax under Section 871(h) or 881(c) of the Internal Revenue Code with respect to payments of "portfolio interest", a Form W-8, or any successor form prescribed by the Internal Revenue Service, and a certificate representing that such Lender is not a bank for purposes of
Section 881(c) of the Internal Revenue Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code) of the Borrower and is not a controlled foreign corporation related to the Borrower

(within the meaning of Section 864(d)(4) of the Internal Revenue Code).

     (e) For any period with respect to which a Bank has failed to provide the Borrower or the Agent with the appropriate form pursuant to Section 8.04(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which such form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.04(b) or 8.04(c) with respect to Taxes imposed by the United States; provided that if a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to Taxes because of its failure to deliver a form required hereunder, the Borrower, at such Bank's sole expense, shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

     (f) If the Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section, then such Bank will change the jurisdiction of its Applicable Lending Office if in the reasonable judgment of such Bank, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous (other than in any insignificant respect) to such Bank.

     SECTION 8.5. Base Rate Loans Substituted for Affected EuroDollar Loans. If
(i) the obligation of any Bank to make, or convert outstanding Loans to, EuroDollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03 or 8.04 with respect to its EuroDollar Loans and the Borrower shall, by at least five EuroDollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

     (a) all Loans which would otherwise be made by such Bank as (or continued as or converted into) EuroDollar Loans, as the case may be, shall instead be Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related EuroDollar Loans of the other Banks); and

     (b) after each of its EuroDollar Loans, has been repaid (or converted to a Base Rate Loan), all payments of principal which would otherwise be applied to repay such EuroDollar Loans shall be applied to repay its Base Rate Loans instead. If such Bank notifies the Borrower that the circumstances giving rise to such notice no longer apply, the principal amount of each such Base Rate Loan shall be converted into a EuroDollar Loan on the first day of the next succeeding Interest Period applicable to the related EuroDollar Loans of the other Banks.

                                    ARTICLE 9
                                  MISCELLANEOUS

     SECTION 9.1. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (a) in the case of the Borrower, any Bank or the Agent, at its address, facsimile number or telex number set forth on the signature pages hereof, or (b) in the case of any party, such other address, facsimile number or telex number as such party may hereafter specify for the purpose by notice to the Agent, the Banks and the Borrower. Each such notice, request or other communication shall be effective
(i) if given by telex, when such telex is transmitted to the telex number specified on the signature pages hereof and the appropriate answerback is received, (ii) if given by facsimile transmission, when transmitted to the facsimile number specified on the signature pages hereof and confirmation of receipt is received, (iii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, (iv) if sent by recognized overnight courier, on the next business day after delivery to such courier, or (v) if given by any other means, when delivered at the address specified on the signature pages hereof; provided that notices to the Agent or the Issuing Bank under Article 2 or Article 8 shall not be effective until received.

     SECTION 9.2. No Waivers. No failure or delay by the Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     SECTION 9.3. Expenses; Indemnification. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses of the Agent, including reasonable fees and disbursements of special counsel for the Agent, in connection with the preparation of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default hereunder and (ii) if any Default or Event of Default occurs and is continuing, all out-of-pocket expenses incurred by the Agent and each Bank, including the reasonable fees and disbursements of counsel (which shall be limited to counsel to the Agent unless an Event of Default has occurred and is continuing), in connection with such Default or Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

     (b) The Borrower agrees to indemnify the Agent, the Issuing Bank and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "INDEMNITEE") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind (including, without limitation, the reasonable counsel fees and disbursements incurred by an Indemnitee in any proceedings between such Indemnitee and the Borrower or between such Indemnitee and any third party or otherwise), which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

     SECTION 9.4. Sharing of Set-offs. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it and any Letter of Credit Liabilities which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note and Letter of Credit Liabilities held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes and Letter of Credit Liabilities held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes and Letter of Credit Liabilities held by the Banks shall be shared by the Banks pro rata in proportion with their Commitments; provided that nothing in this section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of any Obligor other than its indebtedness hereunder. Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note or Letter of Credit Liabilities, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of Borrower in the amount of such participation.

     SECTION 9.5. Amendments and Waivers. Any provision of this Agreement or the Notes may be amended or waived if but only if such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Agent or the Issuing Banks are affected thereby, by the Agent or the Issuing Banks, as relevant); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or the amount to be reimbursed in respect of any Letter of Credit or any interest thereon or any fees hereunder,
(iii) postpone the date fixed for any payment of principal of or interest on any Loan or the amount to be reimbursed in respect of any Letter of Credit or any interest thereon or any fees hereunder or for any scheduled reduction or termination of any Commitment or (except as expressly provided in Section 2.13) expiry date of any Letter of Credit, or (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes and Letter of Credit Liabilities, or the number of Banks, which shall be required for the Banks or any of them to take any action under this section or any other provision of this Agreement.

     SECTION 9.6. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks other than in connection with a merger or consolidation permitted under Section 5.07.

     (b) Any Bank may at any time grant to one or more banks or other financial institutions (each a "PARTICIPANT") participating interests in its Commitment or any or all of its Loans and Letter of Credit Liabilities. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower, the issuing Banks and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii), or (iii) of
Section 9.05 without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits (and subject to also having the corresponding obligations) of Article 8 with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

     (c) Any Bank may at any time assign to one or more banks or other institutions (each an "ASSIGNEE") all, or a proportionate part (equivalent to an initial Commitment of not less than $5,000,000) of all, of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form provided by the Agent executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Borrower, the Agent, and the Issuing Bank, except that no such consents shall be required if such Assignee is an Affiliate of such assigning Bank or if at the time of such assignment an Event of Default has occurred and is continuing and no such assignment shall be made if after giving effect thereto the number of Banks would exceed four. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection
(c), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Agent an administrative fee for processing such assignment in the amount of $2,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.04.

     (d) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.03 or 8.04 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02, 8.03 or 8.04 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

     (e) The Borrower designates the Agent to serve as the Borrower's agent, solely for purposes of this subsection to maintain a register (the "REGISTER") on which the Agent will record the Commitments from time to time of each Bank, the Loans made by each Bank and each repayment in respect of the principal amount of the Loans of each Bank and to retain a copy of each Assignment and Assumption Agreement delivered to the Agent pursuant to this Section. Failure to make any such recordation, or any error in such recordation, shall not affect the Borrower's obligations in respect of such Loans. The Borrower, the Agent, the Issuing Bank and the Banks shall treat each Person in whose name a Loan and the Note evidencing the same is registered as the owner thereof for all purposes of this Agreement, notwithstanding notice or any provision herein to the contrary. With respect to any Bank, no assignment or other transfer of any of its rights or obligations under this Agreement or its Note shall be effective until such assignment or other transfer is recorded on the Register and otherwise complies with this
Section 9.06, and prior to such recordation all amounts owing to the transferor Bank under this Agreement and its Note shall remain owing to the transferor Bank. The registration of any such assignment or other transfer shall be recorded by the Agent on the Register only upon the acceptance by the Agent of a properly executed and delivered Assignment and Assumption Agreement. The Register shall be available at the offices where kept by the Agent for inspection by the Borrower or any Bank at any reasonable time upon reasonable prior notice to the Agent.

     SECTION 9.7. Collateral. Each of the Banks represents to the Agent and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

     SECTION 9.8. Continuing Obligation. Notwithstanding the occurrence and continuance of an Event of Default or the occurrence of the Termination Date, the Borrower's obligations and agreements hereunder shall continue until all obligations, direct or contingent, have been satisfied and all Letter of Credit Liabilities have terminated.

     SECTION 9.9. Governing Law; Submission to Jurisdiction. This Agreement and each Note shall be governed by and construed in accordance with the laws of the State of New York. Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     SECTION 9.10. Counterparts; Integration; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party).

     SECTION 9.11. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION 9.12. Confidentiality. The Agent and each Bank agrees to keep any information delivered or made available by the Borrower pursuant to the provisions of this Agreement or any other Financing Document confidential from anyone other than persons employed or retained by the Agent or such Bank who are engaged in evaluating, approving, structuring or administering the credit facility contemplated hereby; provided that nothing herein shall prevent the Agent or any Bank from disclosing such information (a) to any other Bank or to the Agent, as the case may be, (b) upon the order of any court or administrative agency, (c) upon the request or demand of any regulatory agency or authority,
(d) which had been publicly disclosed other than as a result of a disclosure by the Agent or any Bank prohibited by this Agreement, (e) in connection with any litigation to which the Agent, any Bank or its subsidiaries or parent may be a party arising out of or otherwise relating to this Agreement, (f) to such Bank's or Agent's legal counsel and independent auditors, or other professional advisers engaged in connection with this facility, so long as in each case such Persons are advised of the provisions of this Section, and (g) subject to the receipt by such Bank of an agreement or undertaking containing provisions substantially similar to those contained in this Section, to any actual or proposed Participant or Assignee.


     IN WITNESS WHEREOF this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                             GT INTERACTIVE SOFTWARE CORP.



                             By: /s/ ANDREW GREGOR
                                 ---------------------------------
                                 Name:  Andrew Gregor
                                 Title: Chief Financial Officer
                                 16 East 40th Street
                                 New York, NY 10016
                                 Attention: Chief Financial Officer
                                 Facsimile:  (212) 726-6590

                             LENDERS

$25,000,000                  REPUBLIC NATIONAL BANK OF NEW YORK
                             as a Lender  and as Issuing Bank



                             By: /s/ ESTELLE DICHAZI
                                 ---------------------------------
                                 Name:  Estelle Dichazi
                                 Title:  Senior Vice President
                                 Domestic Lending Office
                                 452 Fifth Avenue
                                 New York, NY  10018
                                 Attention:  Middle Market Lending,
                                             Department 381
                                       Attn.:  Estelle Dichazi,
                                               Senior Vice President
                                 Telex:  234967; Answerback:  BLICBANK
                                 Facsimile:  (212) 525-6905

                                 EuroDollar Lending Office:
                                 London, England



$15,000,000                      NBD BANK



                                 By: /s/ THOMAS A. LEVASSEW
                                     ---------------------------------
                                     Name:  Thomas A. Levassew
                                     Title: Vice President
                                     Domestic Lending Office:
                                     611 Woodward Avenue
                                     Detroit, Michigan  48226
                                     Attention:  Corporate Banking
                                                 Department
                                         Attn.:  Sharon Popp,
                                                 Administrative Assistant
                                     Facsimile:  (313) 225-1212
                                     EuroDollar Lending Office:
                                     London, England

$40,000,000


                             REPUBLIC NATIONAL BANK OF NEW YORK, as
                             Agent



                             By: /s/ ESTELLE DICHAZI
                                 ---------------------------------
                                 Name:  Estelle Dichazi
                                 Title:  Senior Vice President
                                 452 Fifth Avenue
                                 New York, NY 10018
                                 Attention:  Middle Market Lending,
                                             Department 381;
                                     Attn.:  Estelle Dichazi,
                                             Senior Vice President
                                 Telex:  234967; Answerback:  BLICBANK
                                 Facsimile:  (212) 525-6905

                                                                     EXHIBIT A-1

                                      NOTE
                                                              New York, New York
                                                                January 21, 1997

     For value received, GT INTERACTIVE SOFTWARE CORP., a Delaware corporation (the "BORROWER"), promises to pay to the order of Republic National Bank of New York (the "Bank"), the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of the Agent at 452 Fifth Avenue, New York, New York 10018.

     All Loans made by the Bank, the respective types thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     This note is one of the Notes referred to in the Credit Agreement dated as of January __, 1997 among the Borrower, the banks listed on the signature pages thereof, the Letter of Credit Issuing Bank party thereto and Republic National Bank of New York, as Agent (as the same may be amended from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                             GT INTERACTIVE SOFTWARE CORP.



                             By:
                                 ---------------------------------
                                 Name:
                                 Title:



                                              LOANS AND PAYMENTS OF PRINCIPAL

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Amount of
                                                                                        Principal
         Date                     Amount of                 Type of Loan                 Prepaid                 Notation Made
                                    Loan                                                                               By
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


                                                                     EXHIBIT A-2

                                      NOTE
                                                              New York, New York
                                                                January 21, 1997

     For value received, GT INTERACTIVE SOFTWARE CORP., a Delaware corporation (the "BORROWER"), promises to pay to the order of NBD Bank (the "Bank"), the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of the Agent at 452 Fifth Avenue, New York, New York 10018.

     All Loans made by the Bank, the respective types thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     This note is one of the Notes referred to in the Credit Agreement dated as of January __, 1997 among the Borrower, the banks listed on the signature pages thereof, the Letter of Credit Issuing Bank party thereto and Republic National Bank of New York, as Agent (as the same may be amended from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                             GT INTERACTIVE SOFTWARE CORP.



                            By:
                                ---------------------------------
                                Name:
                                Title:



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



                                              LOANS AND PAYMENTS OF PRINCIPAL

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                                                                                        Amount of
                                                                                        Principal
         Date                     Amount of                 Type of Loan                 Prepaid                 Notation Made
                                    Loan                                                                               By
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


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

                                                             EXHIBIT B - OPINION



                                                  January __, 1997



To the Banks and the Agent
Referred to Below
c/o Republic National Bank of New York
as Agent
452 Fifth Avenue
New York, New York 10018

Ladies and Gentlemen:

     We have acted as counsel for GT Interactive Software Corp. (the "BORROWER") and certain of its Subsidiaries in connection with the Credit Agreement (the "CREDIT AGREEMENT") dated as of December , 1996 among the Borrower, the banks listed on the signature pages thereof, the Letter of Credit Issuing Banks party thereto and Republic National Bank of New York, as Agent. Terms defined in the Credit Agreement are used herein as therein defined. This opinion is being rendered to you at the request of our clients pursuant to Section 3.01(d) of the Credit Agreement.

     We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

     Upon the basis of the foregoing, we are of the opinion that:

     1. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware and is qualified to do business and is in good standing under the laws of the State of New York and has the corporate power to enter into the Credit Agreement and the documents and instruments referred to therein.

     2. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes are within the corporate powers of the Borrower, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law of regulation or of the certificate of incorporation or by-laws of the Borrower or, to our knowledge, of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Material Subsidiaries or, to our knowledge, result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

     3. The Credit Agreement constitutes a valid and binding agreement of the Borrower and each Note constitutes a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

     4. To our knowledge, there is no action, suit or proceeding pending or threatened against or affecting the Borrower or any of its Material Subsidiaries before any court or arbitrator or any governmental body, agency or official, in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the borrower and its Consolidated Subsidiaries, considered as a whole, or which in any manner draws into question the validity of the Credit Agreement or the Notes.

     5. Each of the Borrower's Material Subsidiaries is a corporation validly existing and in good standing under the laws of its jurisdiction of incorporation.

     The foregoing opinions are subject to the following qualifications:

     (a) We are members of the Bar of the State of New York and do not purport to be expert or express any opinion except as to matters involving the laws of such State, the General Corporation Law of the State of Delaware, and the federal laws of the United States of America.

     (b) [We express no opinion as to the validity, binding effect or enforceability of any choice of law, consent to jurisdiction, consent to venue or consent to service provision in a court other than a court of the State of New York].

     (c) [The enforceability of Sections 2.13(e), 9.03 and [9.11] of the Agreement may be limited by laws rendering unenforceable indemnification contrary to state or federal laws or public policy underlying such laws.]

     (d) We express no opinion as to the enforceability of any provision purporting to waive unmatured rights to the extent such provision may be limited by applicable state or federal laws or public policy underlying such laws.

     (e) As used in this opinion letter, "to our knowledge" shall mean the knowledge that attorneys employed by us have obtained solely from their representation of the Borrower. Nothing has come to our attention which has caused us to believe that the statements so made herein "to our knowledge" are untrue or incorrect. However, except as specifically noted above, we do not purport to have made any review of court records or proceedings or made any other independent review or investigation of any factual matter.

     This opinion letter is being provided to you pursuant to Section 3.01(d) of the Credit Agreement and may not be relied upon by any other person or for any purpose other than in connection with the transactions contemplated by the Credit Agreement without our prior written consent in each instance.

                             Very truly yours,